Exhibit 99.1

0 Investor Presentation 4th Quarter - 2019

# CAUTIONARY STATEMENTS

This presentation contains "forward-looking statements" as defined in the Private Securities Litigation Reform Act of 1995. In general, forward-looking statements usually use words such as "may," "believe," "expect," "anticipate," "intend," "will," "should," "plan," "estimate," "predict," "continue" and "potential" or the negative of these terms or other comparable terminology. Forward-looking statements represent management's beliefs, based upon information available at the time the statements are made, with regard to the matters addressed; they are no guarantees of future performance. Forward-looking statements are subject to numerous assumptions, risks and uncertainties that change over time and could cause actual results or financial condition to differ materially from those expressed in or implied by such statements.

Factors that could cause or contribute to such differences include, but are not limited to, (1) the risk that the cost savings and any revenue synergies from the acquisition of LBC Bancshares, Inc. ("LBC") may not be realized or take longer than anticipated to be realized, (2) disruption from the acquisition of LBC with customers, suppliers, employee or other business partners relationships, (3) the risk of successful integration of LBC and PFB Mortgage businesses into the Company, (4) the amount of the costs, fees, expenses and charges related to the acquisition of LBC, (5) reputational risk and the reaction of each of the companies' customers, suppliers, employees or other business partners to the acquisition of LBC, (6) the risk that the integration of LBC and PFB Mortgage operations into the operations of the Company will be materially delayed or will be more costly or difficult than expected, (7) the possibility that the acquisition of LBC may be more expensive to complete than anticipated, including as a result of unexpected factors or events, (8) the dilution caused by the Company's issuance of additional shares of its common stock in the acquisition of LBC, (9) competitive pressures among financial institutions increasing significantly, (10) the economic conditions, either nationally or locally, in areas in which the Company conducts operations being less favorable than expected, (11) interest rate risk, (12) legislation or regulatory changes which adversely affects the ability of the consolidated Company to conduct business combinations or new operations, and (13) general competitive, economic, political and market conditions. Additional factors which could affect the forward-looking statements can be found in the cautionary language included under the headings "Management's Discussion and Analysis of Financial Condition and Results of Operations" and "Risk Factors" in the Company's Annual Reports on Form 10-K for the year ended December 31, 2018, and other documents subsequently filed by the Company with the SEC and available on the SEC's website (www.sec.gov). Consequently, no forward-looking statement can be guaranteed. The Company expressly disclaims any obligation to update any factors or to announce publicly the results of revisions to any of the forward-looking statements included herein to reflect future events or developments. You should not place undue reliance on forward-looking statements, which are current only as of the date they are made.

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COLONY BANKCORP, INC.

2 Statements included in this presentation include non - GAAP financial measures and should be read along with the accompanying tables, which provide a reconciliation of non - GAAP financial measures to GAAP financial measures. The non - GAAP financial measures used in this presentation include the following: adjusted noninterest income, adjusted noninterest expense, adjusted income taxes, adjusted net income and adjusted diluted earnings per share. The most comparable GAAP measures to these measures are total noninterest income, total noninterest expense, income taxes, net income and diluted earnings per share. Adjusted noninterest income excludes gains and losses related to securities and OREO property held for sale. Adjusted noninterest expense excludes acquisition - related expenses and impairment and realized losses on assets held for sale. Adjusted income taxes exclude charges to remeasure deferred tax assets. Adjusted net income and adjusted diluted earnings per share includes all adjustments, net of tax. Management believes that non - GAAP financial measures provide additional useful information that allows readers to evaluate the ongoing performance of Colony Bankcorp, Inc. and provide meaningful comparisons to its peers. Non - GAAP financial measures should not be considered as an alternative to any measure of performance or financial condition as promulgated under GAAP, and investors should consider Colony Bankcorp, Inc. performance and financial condition as reported under GAAP and all other relevant information when assessing the performance or financial condition of Colony Bankcorp, Inc. Non - GAAP financial measures have limitations as analytical tools, and investors should not consider them in isolation or as a substitute for analysis of the results or financial condition as reported under GAAP. NON - GAAP FINANCIAL MEASURES

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3 ▪ Founded in 1975 ▪ Headquartered in Fitzgerald, Georgia ▪ $1.5 billion in assets at December 31, 2019 ▪ 33 locations in Georgia ▪ 350 team members ▪ Traded on NASDAQ – symbol “CBAN” ▪ The sixth largest Georgia - based bank in the state and the largest community bank headquartered outside of Atlanta as of September 30, 2019* ▪ New leadership joined July 2018 ▪ Strategic plan for profitable growth ▪ Track record of solid organic growth ▪ Successful execution of acquisitions *Source: S&P Global Market Intelligence COMPANY PROFILE Locations Atlanta Warner Robins Statesboro Savannah Columbus Albany Fitzgerald Valdosta LaGrange Augusta Conyers Athens Macon

4 Name Position Years in Banking Years With Colony T. Heath Fountain President and Chief Executive Officer 19 1 Edward "Lee" Bagwell EVP, Chief Risk Officer and General Counsel 16 16 J. Stan Cook EVP, Chief Credit Officer 34 7 Kimberly Dockery EVP, Chief Administrative Officer 13 1 Max "Eddie" Hoyle EVP, Chief Banking Officer 40 8 Tracie Youngblood EVP, Chief Financial Officer 25 - LEADERSHIP TEAM

5 DRIVING HIGH PERFORMANCE ▪ Achieve strong organic growth each year ▪ Proactive business development system ▪ Increased accountability for loan and deposit production ▪ Created incentive plans to motivate bankers ▪ Retail marketing plan to grow deposits ▪ Streamlined our consumer and commercial deposits products ▪ Larger national and regional banks with large market share in our footprint are more focused on large MSA’s ▪ Experienced organic loan growth of 11% in 2019 ▪ Organic growth of checking and money market accounts of 31% in 2019

6 DRIVING HIGH PERFORMANCE ▪ Achieve strong organic growth each year ▪ Seize on expansion opportunities ▪ Technology and regulatory headwinds are causing industry consolidation ▪ Industry consolidation is creating opportunity to acquire customers and talent ▪ Acquisition of both LBC, holding company of Calumet Bank, and PFB Mortgage in May 2019 ▪ Entered the Augusta, GA market in December 2019 by hiring an experienced commercial banker with a niche focus in homebuilder finance

7 ACQUISITION ACTIVITY Overview Franchise Footprint ▪ Completed acquisition of LBC on May 1, 2019 ▪ Holding company for Calumet Bank ▪ Natural expansion into logical, contiguous markets in western Georgia ▪ Added two branches in LaGrange and Columbus, GA ▪ Potential to be rapidly accretive to earnings with a short tangible book earnback ▪ Provides ability to increase scale and build on existing operations in western Georgia Atlanta Warner Robins Statesboro Savannah Columbus Albany Fitzgerald Valdosta LaGrange Augusta Locations Locations acquired in LBC acquisition Conyers Athens Macon

8 DRIVING HIGH PERFORMANCE ▪ Achieve strong organic growth each year ▪ Seize on expansion opportunities ▪ Increase operating efficiency ▪ Optimize our balance sheet for improved earnings ▪ Improve processes for efficiency and better controls ▪ Run a more efficiently staffed branch network ▪ Utilize technology to lower operating costs ▪ Align our staffing and procedures to adhere to industry best practices for service and efficiency

9 DRIVING HIGH PERFORMANCE ▪ Increase non - interest income ▪ Growing our deposit account customer base increases service charge and interchange revenue ▪ Acquisition of PFB Mortgage added to our mortgage team in 2019 ▪ Started a Small Business Specialty Lending division to offer SBA, USDA and other government guaranteed loan products ▪ Look to add wealth management and other lines of business ▪ Achieve strong organic growth each year ▪ Seize on expansion opportunities ▪ Increase operating efficiency

10 ▪ In March 2019, opened mortgage loan origination office in LaGrange, led by a local and experienced lending team, the Whatley Team ▪ In May 2019, Colony Bank acquired PFB Mortgage, which had more than $100 million in annual mortgage production in 2019 ▪ Added to our team by adding originators in Albany, Athens, Macon, Savannah, Statesboro and Warner Robins ▪ Added seasoned mortgage executives through acquisition ▪ Mortgage division production: ▪ 161 loans totaling $27 million in the third quarter of 2019 ▪ 182 loans totaling $32 million in the fourth quarter of 2019 ▪ Achieved profitability in the first full quarter after acquisition MORTGAGE DIVISION

11 SMALL BUSINESS SPECIALTY LENDING GROUP ▪ In July 2019, opened a metro Atlanta office for Small Business Specialty Lending (SBSL) Group focused on Small Business Administration (SBA) lending and other government guaranteed loans ▪ 11 team members added, including three business development officers, led by two veteran bankers, Darren Davis, President, and Stephen T. Kruto, Director of Operations ▪ At year end, the group had eleven loans totaling approximately $28 million in various stages of completion ▪ Anticipate closing and selling loans in the first quarter of 2020

12 DRIVING HIGH PERFORMANCE ▪ Increase non - interest income ▪ Create a culture of high performance ▪ Instill behaviors and habits that lead to great results ▪ Coaching team members to improve performance ▪ Increase incentive and performance based compensation ▪ Pursue open communication and honest feedback ▪ Achieve strong organic growth each year ▪ Seize on expansion opportunities ▪ Improve operating efficiency

13 ▪ Since our founding in 1975, our mission is to provide an alternative to traditional banking that our customers deserve ▪ Focus on relationships that are beneficial to the customer and the Bank – one - sided relationships and transactions do not create value ▪ Strive to be trusted advisors and give consultative advice ▪ Nimble and responsive to customer needs ▪ Team members are passionate about delivering solutions VALUE PROPOSITION TO OUR CUSTOMERS

14 2015 2016 2017 2018 2019 Diluted earnings per share $0.71 $0.84 $0.87 $1.40 $1.12 Adjusted diluted earnings per share (1) $0.80 $0.87 $1.12 $1.43 $1.35 Dividends per share $0.00 $0.00 $0.10 $0.20 $0.30 Return on average assets 0.52% 0.62% 0.63% 0.99% 0.72% Return on average total equity 5.90% 7.17% 8.28% 13.32% 8.72% Net interest margin 3.52% 3.51% 3.46% 3.56% 3.61% Efficiency ratio 71.92% 71.74% 69.19% 70.05% 77.93% FINANCIAL HIGHLIGHTS (1) See non - GAAP reconciliation table on slide 24

15 4Q2018 1Q2019 2Q2019 3Q2019 4Q2019 Diluted earnings per share $0.35 $0.34 $0.23 $0.27 $0.29 Adjusted diluted earnings per share (1) $0.36 $0.34 $0.34 $0.35 $0.32 Dividends per share $0.05 $0.075 $0.075 $0.075 $0.075 Return on average assets 0.97% 0.90% 0.60% 0.67% 0.73% Return on average total equity 13.18% 11.76% 7.43% 7.86% 8.47% Net interest margin 3.55% 3.46% 3.57% 3.64% 3.72% Efficiency ratio 71.62% 70.83% 82.28% 79.94% 77.24% FINANCIAL HIGHLIGHTS (1) See non - GAAP reconciliation table on slide 24 Trailing 5 quarters

16 2015 2016 2017 2018 2019 Total assets $1,174.2 $1,210.4 $1,232.8 $1,251.9 $1,515.3 Total loans $ 749.7 $ 745.0 $ 757.3 $ 774.3 $ 961.7 Total deposits $ 1,011.6 $ 1,044.4 $1,068.0 $1,085.1 $1,294.2 NPA/Total assets 1.98% 1.55% 0.95% 0.90% 0.73% BALANCE SHEET FINANCIAL HIGHLIGHTS (Dollars in millions)

17 4Q2018 1Q2019 2Q2019 3Q2019 4Q2019 Total assets $1,251.9 $1,279.1 $1,506.5 $1,477.7 $1,515.3 Total loans $ 774.3 $ 772.9 $ 927.9 $ 951.6 $ 961.7 Total deposits $1,085.1 $1,111.7 $1,297.7 $1,251.3 $1,294.2 NPA/Total assets 0.90% 0.72% 0.77% 0.74% 0.73% BALANCE SHEET FINANCIAL HIGHLIGHTS (Dollars in millions) Trailing 5 quarters

18 The current indicated annual rate is $0.40 per share, equating to a yield of 2.5% and a payout ratio of 35% SHAREHOLDER FOCUSED DIVIDEND POLICY $0.025 $0.05 $0.075 $0.10 2017 2018 2019 2020 Quarterly Dividend Payment

19 10.3% 9.9% 10.2% 9.0% 15.5% 14.6% 15.0% 12.5% 16.6% 15.6% 15.9% 13.2% 11.3% 11.8% 12.2% 10.3% 2016 2017 2018 2019 Tier One Leverage Ratio Tier One Ratio Total Risk-based Capital Ratio Common Equity Tier One Capital Ratio CAPITAL RATIOS

20 SOLID CORE DEPOSIT FRANCHISE Time Deposits 27% Savings and Money - markets 27% Noninterest - Bearing Demand 18% Interest - Bearing Demand 28% As of December 31, 2019 Total Deposits: $1.29 billion MRQ Cost of Deposits: 0.78%

21 LOAN PORTFOLIO BREAKDOWN Real Estate 86% Commercial and agricultural 9% Consumer and Other 5% Commercial construction 9% Residential construction 3% Commercial real estate 55% Residential real estate 23% Farmland 8% $969.2 million $831.5 million As of December 31, 2019

22 $782.0 $780.0 $935.3 $958.7 $969.2 $763.6 $763.5 $796.0 $826.3 $848.4 Total Loans Organic Loans LOAN PORTFOLIO 12/31/18 (Dollars in millions) 2019 Organic Loan Growth of $84.8 million - 11% 3/31/19 6/30/19 9 /30/19 12 /31/19

23 ▪ Well positioned for continued organic growth ▪ Potential for accelerated growth through acquisitions ▪ Improving earnings outlook ▪ Shareholder friendly dividend policy ▪ Opportunities created by industry consolidation ▪ Seasoned leadership with a proven track record INVESTMENT CONSIDERATIONS

24 RECONCILIATION OF NON - GAAP MEASURES 2017 2018 2019 4Q18 4Q19 Total noninterest income $ 9,735 $ 9,621 $ 14,762 $ 2,458 $ 4,389 Securities gains - (116) (97) - 2 Realized (gains) losses on OREO property held for sale 121 (41) (780) (80) 10 Adjusted noninterest income $ 9,856 $ 9,464 $ 13,885 $ 2,378 $ 4,401 Total noninterest expense $ 33,860 $ 35,300 $ 48,894 $ 9,085 $ 13,496 Acquisition - related expenses (36) (273) (3,333) (193) (335) Impairment loss on assets held for sale - (172) (151) (2) - Realized losses on assets held for sale 11 - (14) 1 1 Adjusted noninterest expense $ 33,835 $ 34,855 $ 45,396 $ 8,891 $ 13,162 Income taxes $ 6,777 $ 3,000 $ 2,398 $ 736 $ 571 Charge to remeasure deferred tax assets (2,041) - - - - Adjusted income taxes $ 4,736 $ 3,000 $ 2,398 $ 736 $ 571 Net income available to common shareholders $ 7,540 $ 11,917 $ 10,211 $ 2,965 $ 2,756 Total adjustments, net of tax 2,156 228 2,071 90 273 Adjusted net income $ 9,696 $ 12,145 $ 12,282 $ 3,055 $ 3,029 Diluted earnings per share $ 0.87 $ 1.40 $ 1.12 $ 0.35 $ 0.29 Total adjustments, net of tax 0.25 0.03 0.23 0.01 0.03 Adjusted diluted earnings per share $ 1.12 $ 1.43 $ 1.35 $ 0.36 $ 0.32 (Dollars in thousands, except per share data)

25 NASDAQ: CBAN